UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2003


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


 MARYLAND                          1-13589                 36-4173047
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 (State or other jurisdiction of  (Commission File     (I.R.S. Employer
 incorporation or organization)        Number)        Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois   60601
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               (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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This Form 8-K/A amends the Form 8-K previously furnished to the Securities and
Exchange Commission on May 13, 2003 (the "Form 8-K") by (i) furnishing Exhibit
99.1 thereto, which was inadvertently omitted from the Form 8-K; and (ii) re-furnishing Exhibit 99.2 thereto, which was inadvertently furnished with the Form 8-K in an incomplete form. This Form 8-K/A also restates Item 7 and Item 9 of the Form 8-K in their entirety for the purposes of convenience of reference only.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          Exhibit No.

          99.1 Prime Group Realty Trust First Quarter 2003 Earnings Press Release dated May 13, 2003.

          99.2 Prime Group Realty Trust First Quarter 2003 Supplemental Financial and Operating Statistics Package.


ITEM 9. REGULATION FD DISCLOSURE.

     On May 13, 2003, Prime Group Realty Trust (the "Company") announced its consolidated financial results for the quarterly period ended March 31, 2003 and, on or about May 13, 2003, after the filing of this Form 8-K, the Company intends to make publicly available certain supplemental information contained in its first quarter 2003 Supplemental Financial and Operating Statistics package (the "Supplemental Information Package"). The Supplemental Information Package will be available on the Company's Internet website (www.pgrt.com) and will also be available upon request as specified therein.

     A copy of the Company's first quarter 2003 earnings press release is furnished as Exhibit 99.1 hereto and a copy of the Supplemental Information Package is furnished as Exhibit 99.2 hereto. The information contained in this current report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" under "Item 9. Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's interim filing guidance set forth in Release No. 34-47583. In addition, the information contained in the Supplemental Information Package furnished as Exhibit 99.2 hereto is being furnished under "Item 9. Regulation FD Disclosure" pursuant to Regulation FD. The information contained in this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or into any proxy statement or other report filed by the Company under the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRIME GROUP REALTY TRUST


Dated: May 13, 2003                   By: /s/ Louis G. Conforti
                                         ---------------------

                                         Louis G. Conforti
                                         Co-President and
                                         Chief Financial Officer